EXHIBIT 23.6


                     CONSENT OF THE WALLACH COMPANY, INC.


The Board of Directors
Vectra Banking Corporation:


         We consent to the reference to our name and use of our Fairness Opinions, to be attached as Appendices D and E, in the Prospectus/Joint Proxy Statement constituting a part of the Registration Statement on Form S-4, File No. 333- 3248.


                                        Very truly yours,


                                        /s/ THE WALLACH COMPANY, INC.
                                        -----------------------------
                                        The Wallach Company, Inc.



June 3, 1996
Denver, Colorado